U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                     --------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 10, 2003
                                                        ------------------

                          ADVANCED NUTRACEUTICALS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

     Commission file number:  0-26362

                Colorado                                76-0642336
      ------------------------------       ----------------------------------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
      incorporation or organization)

      106 South University Blvd. #14, Denver, Colorado           80209
  -----------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)

                                 (303) 722-4008
                                 --------------
               Registrant's telephone number, including area code

                          Advanced Nutraceuticals, Inc.
                    Information to be Included In the Report

Item 4.  Changes in Registrant's Certifying Accountant.

On September 10, 2003, Advanced Nutraceuticals, Inc. (the "Company") dismissed Grant Thornton LLP ("GT") as the Company's principal accountant. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

The reports of GT on the financial statements of the Company for the fiscal year ended September 30, 2002 contained an explanatory paragraph stating that the Company changed its method of accounting for goodwill and other intangible assets for the year ended September 30, 2002. With the exception of the foregoing, the reports of GT on the financial statements of the Company for either of the past two fiscal years ended September 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company does not believe there were disagreements with GT for the years ended September 30, 2002 and 2001 and for interim periods through September 10, 2003 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GT would have caused GT to make reference to the subject matter of the disagreement in connection with its reports.

The Company has provided a copy of this Report to GT and has requested that GT furnish a letter addressed to the Commission stating whether GT agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A letter from GT is included as Exhibit 16.1 to this Report, stating its agreement with the statements made by the Company in this Report.

On September 12, 2003, the Company engaged Gelfond Hochstadt Pangburn, P.C. ("GHP") as the Company's certifying accountants to audit the financial statements of the Company for its fiscal year ending September 30, 2003. During the Company's two most recent fiscal years and the interim period prior to its agreement to engage GHP as the Company's principal accountants, neither the Company nor anyone on its behalf has consulted GHP on either (i) the application of accounting principles to any transaction (completed or proposed) or (ii) the type of audit report that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement or reportable event as such terms are defined in Item 304 of Regulation S-K.

The Company has delivered a copy of this report to GHP and requested GHP to furnish the Company with a letter addressed to the Commission stating whether GHP agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from GHP is included as Exhibit
16.2 to this Report, stating GHP's agreement with the statements made by the Company in this Report.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

         16.1     Letter from Grant Thornton LLP

         16.2     Letter from Gelfond Hochstadt Pangburn, P.C.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Advanced Nutraceuticals, Inc.
                                            -----------------------------
                                            (Registrant)


Date: September 15, 2003                    /s/ Gregory Pusey
      ------------------                    -----------------------------
                                            Gregory Pusey
                                            President